                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 4, 1999
                              --------------------

                             LaRoche Industries Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    Delaware         33-79532         13-3341472
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  (STATE OR OTHER JURISDICTION    (COMMISSION          (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)

                 1100 Johnson Ferry Road Atlanta, Georgia 30342
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

        Registrant's telephone number, including area code (404) 851-0300
                               -------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Matters.

On October 4, 1999, LaRoche Industries Inc., a Delaware corporation (the "Company") engaged the services of PricewaterhouseCoopers to review the Company's capital structure and business strategy and to develop recommendations for strengthening the Company's competitive and financial position in light of both the current market conditions and projected cash requirement matters described in the Company's Form 8-K of September 27, 1999.

The engagement and the services to be provided are both consistent and in accord with the amendment to the Company's senior secured credit facility executed as of September 14, 1999.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LaRoche Industries Inc.
                                   (Registrant)





                                   /s/ By: Gerald B. Curran
                                   Vice President and Chief Financial Officer